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Supplement to the CypressTree Senior Floating Rate Fund
          May 1, 1999 Prospectus

The minimum initial and additional investment amounts for applicable tax-sheltered retirement accounts on page 5 of the Prospectus should be:

     $100 minimum initial investment
     $ 50 minimum additional investment


0599-10061                                                 April 30, 1999

                         PROSPECTUS DATED MAY 1, 1999